Exhibit 10.7

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXECUTION COPY
ASSET RETURN AND TERMINATION AGREEMENT
This Asset Return and Termination Agreement (this “Agreement”), effective as of December 31, 2016 (the “Effective Date”), is made by and between Momenta Pharmaceuticals, Inc., a Delaware corporation (“Momenta”), Baxalta Incorporated, a Delaware corporation (“BI”), Baxalta US Inc., a Delaware corporation (“BUSI”), and Baxalta GmbH, a Swiss corporation (“BGMBH” and, together with BI and BUSI, collectively, “Baxalta”). Momenta and Baxalta are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS

WHEREAS, Momenta, Baxter International Inc. (“BII”), Baxter Healthcare Corporation (“BHC”), and Baxter Healthcare SA (“BHSA”) entered that certain Development, License and Option Agreement dated as of December 22, 2011 (as amended, the “Original Agreement”), and BII, BHC, and BHSA subsequently assigned the Original Agreement to BI, BUSI, and BGMBH, respectively, on July 1, 2015;

WHEREAS, Momenta and BHC entered into that certain Quality Agreement, effective October 25, 2013 (the “Quality Agreement”), and BHC subsequently assigned the Quality Agreement to BUSI on July 1, 2015;

WHEREAS, pursuant to the Original Agreement, the Parties agreed to Develop and Commercialize (a) Momenta’s development compound referred to as “M923”, a monoclonal antibody product for which adalimumab (Humira®) is the reference brand product (“M923”), and (b) Momenta’s development compound referred to as “M834”, a fusion protein for which abatacept (Orencia®) is the reference brand product (“M834”), and whereas the Development and Commercialization of M834 was previously terminated in accordance with the Original Agreement;

WHEREAS, on September 26, 2016, Baxalta delivered to Momenta a written notice of termination of the Original Agreement in its entirety pursuant to Section 10.2(c) of the Original Agreement (the “Termination Notice”) and, pursuant to the terms of the Original Agreement, in the absence of this Agreement, such termination would be effective on September 27, 2017 (the “Original Termination Date”); and

WHEREAS, the Parties desire to effect an earlier termination of the Original Agreement, an earlier return to Momenta of all rights to M923 and an assignment of certain contracts to Momenta, and an early termination of the Quality Agreement, in each case pursuant to the terms and subject to the conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into this Agreement, the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
Capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement, a copy of which is attached hereto as Exhibit A. As used herein, the following terms have the meanings set forth below:

“Aggregate Transition Services Development Expenses and Commercialization Costs” shall mean the sum of (a) the costs actually incurred by or on behalf of Baxalta, including, without limitation, all FTE Costs and out-of-pocket costs paid by Baxalta to a Third Party (collectively) after the Effective Date in connection with the Development of M923, in accordance with this Agreement, as determined from the books and records of Baxalta and/or its Affiliates maintained in accordance with the Accounting Standards and Baxalta’s policies and practices as such may be modified from time to time, plus (b) the out-of-pocket costs paid by Baxalta to a Third Party related to Commercialization and FTE Costs actually incurred, after the Effective Date, in

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

connection with the Commercialization of M923 by or on behalf of Baxalta, in accordance with this Agreement, as determined from the books and records of Baxalta and/or its Affiliates maintained in accordance with the Accounting Standards; provided, that, for the avoidance of doubt, “Aggregate Transition Services Development Expenses and Commercialization Costs” shall not include (x) any Development and Commercialization costs included in the Asset Return Payment or (y) any Development Expenses and Commercialization Costs incurred during the period beginning on the Original Effective Date and through the Effective Date.

“Agreement” has the meaning set forth in the preamble.

“Allocable Legal Expense Share of the Legal Expenses” shall mean $[***].

“Asset Return Payment” has the meaning set forth in Section 3.1.

“Assigned Agreement” has the meaning set forth on Exhibit C.

“Baxalta” has the meaning set forth in the preamble.
“Baxalta’s Knowledge” shall mean the actual knowledge, as of the Effective Date, of Baxalta employees [***], Sr. Director, Alliance Management, and [***], Business Development, Finance Lead.

“Baxalta Indemnitees” has the meaning set forth in Section 7.2.

“Baxalta Innovations” shall mean Baxalta Innovations GmbH, a wholly-owned subsidiary of BI.

“Baxalta Losses” has the meaning set forth in Section 7.2.

“Baxalta Personnel” shall mean the specific Baxalta Personnel set forth on Exhibit D.

“BI” has the meaning set forth in the preamble.

“BII” has the meaning set forth in the recitals.

“BGMBH” has the meaning set forth in the preamble.

“BHC” has the meaning set forth in the recitals.

“BHSA” has the meaning set forth in the recitals.

“BUSI” has the meaning set forth in the preamble.

“Clinical Transition Services” shall mean the services performed by Baxalta pursuant to Section 4.1.

“Clinical Transition Services Term” shall mean the period beginning on the Effective Date and ending on the Last Safety Visit Date, such Last Safety Visit Date expected to be no later than April 17, 2017.

“Clinical Trials” shall mean clinical trial numbers 911301, 911401, 911501 and 911502, as such clinical trials are numbered under the Quintiles Agreement, which are being conducted under the Quintiles Agreement.

“Confidential Information” shall mean (a) all proprietary information and materials, patentable or otherwise, of a Party which is disclosed by or on behalf of such Party to the other Party pursuant to and in contemplation of this Agreement, including, without limitation, biological or chemical substances, formulations, techniques, methodology, equipment, data, reports, know-how, sources of supply, patent positioning and business plans, including any negative developments, and (b) any other information designated by the disclosing Party to the other Party in writing as confidential or proprietary, whether or not related to making, using or selling a Product.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Notwithstanding the foregoing, the term “Confidential Information” shall not include information: (w) which is or becomes generally available to the public other than as a result of disclosure thereof by the receiving Party; (x) which is lawfully received by the receiving Party on a non-confidential basis from a Third Party that is not, to the receiving Party’s knowledge, itself under any obligation or confidentiality or nondisclosure to the disclosing Party or any other Person with respect to such information; (y) which is already known to the receiving Party at the time of disclosure by the disclosing Party; or (z) which can be shown by the receiving Party to have been independently developed by the receiving Party without reference to the disclosing Party’s Confidential Information.
“Effective Date” has the meaning set forth in the preamble.
“Inquiry Period” shall mean the period beginning on the Effective Date and ending on the Original Termination Date.
“Inquiry Topic Period” shall mean the period beginning on December 22, 2011 and ending on the Effective Date or, in the case of the Regulatory Services and the Clinical Services, the last date of the Regulatory Transition Services Term or the Clinical Transition Services Term, as applicable.
“Last Safety Visit Date” shall mean the date on which all patients in the Clinical Trials have attended all of their safety follow-up visits with respect to such Clinical Trials.
“Legal Activities Letter Agreement” has the meaning set forth in Section 2.4.
“M834” has the meaning set forth in the recitals.
“M923” has the meaning set forth in the recitals.

“Momenta” has the meaning set forth in the preamble.

“Momenta Indemnitees” has the meaning set forth in Section 7.1.

“Momenta Losses” has the meaning set forth in Section 7.1.
“Original Agreement” has the meaning set forth in the recitals.
“Original Effective Date” shall mean February 13, 2012.
“Original Termination Date” has the meaning set forth in the recitals.
“Party” or “Parties” has the meaning set forth in the preamble.

“Quintiles” shall mean Quintiles, Inc.

“Quintiles Agreement” shall mean that certain Strategic Partnership Agreement, dated July 29, 2014, between Quintiles and Baxalta Innovations, as amended through the Effective Date, together with related Work Orders (as amended through the Effective Date) entered into by Quintiles and Baxalta Innovations regarding the Clinical Trials.

“Regulatory Transition Services” shall mean the services performed by Baxalta pursuant to Section 4.2.

“Regulatory Transition Services Term” shall mean the period beginning on the Effective Date and ending upon the completion of the activities set forth on Exhibit F hereto, such end date expected to be on or about March 15, 2017.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

“Securities Filing” has the meaning set forth in Section 6.2.

“September 2016 Disclosure of Confidential Information Letter Agreement” has the meaning set forth in Section 2.4.
“Termination Notice” has the meaning set forth in the recitals.
“Total Reimbursement Payment” has the meaning set forth in Section 2.3.

“Transition Period” has the meaning set forth on Exhibit E hereto.
“Unplanned Costs” has the meaning set forth in Section 3.8.
“VAT” has the meaning set forth in Section 3.3.

ARTICLE 2
TERMINATION
2.1    Termination Date for Original Agreement. Notwithstanding anything to the contrary in the Original Agreement (including, without limitation, in Section 10.1 (Term) and Section 10.2(c) (Termination Prior to First Regulatory Approval) of the Original Agreement), and in accordance with Section 12.7 (Complete Agreement) of the Original Agreement, the “Termination Date” for all purposes under the Original Agreement shall be December 31, 2016 and no provisions of the Original Agreement will thereafter be of any force or effect except to the extent otherwise expressly provided in Section 10.9 (Survival) of the Original Agreement or herein. The Parties acknowledge and agree that the termination of the Original Agreement is pursuant to Section 10.2(c) of the Original Agreement and that Momenta is hereby waiving the 12-month termination notice period set forth in Section 10.2(c) of the Original Agreement.
2.2    Consequences of Termination. For the avoidance of doubt, all applicable provisions of the Original Agreement that, in accordance with its terms, survive termination of the Original Agreement (including, without limitation, Section 10.6(a) and Section 10.6(c)(ii) of the Original Agreement), shall survive in accordance with the terms of the Original Agreement, except to the extent expressly otherwise provided herein. Without limiting the foregoing in this Section 2.2, and subject to Section 4.3 below, Baxalta shall use Commercially Reasonable Efforts to deliver or otherwise transfer to Momenta or its designee the materials, documents and records set forth on Exhibit H hereto, in each case no later than January 31, 2017 (except as otherwise expressly provided on Exhibit H hereto), and in each case, except to the extent expressly provided otherwise in the Original Agreement, strictly on an “as-is” basis as of the date of transfer and without any representations or warranties (whether express or implied) with respect thereto; provided, that for the avoidance of doubt, the Parties shall have the obligations with respect to the costs and expenses of the foregoing deliveries and transfers as set forth in Section 10.6(a) of the Original Agreement.
2.3    Baxalta Development Expenses and Commercialization Costs. The Parties acknowledge and agree that, for purposes of Section 10.6(c)(ii) of the Original Agreement and notwithstanding anything to the contrary in Section 10.6(c)(ii) of the Original Agreement, “Baxter’s Development Expenses and Commercialization Costs” with respect to the Development and Commercialization of M923 that are reimbursable through the royalty mechanism set forth in Section 10.6(c) of the Original Agreement shall equal the sum of (a) the Development Expenses and Commercialization Costs incurred from the Original Effective Date through the Effective Date, such amount agreed by the Parties to be [***] dollars ($[***]), plus (b) the lesser of (i) the Aggregate Transition Services Development Expenses and Commercialization Costs and (ii) [***] dollars ($[***]) (provided, that within thirty (30) days after the conclusion of the Clinical Transition Services Term or the Regulatory Transition Services Term, whichever last concludes, Baxalta shall provide Momenta with a final written report setting forth, in reasonable detail, the Aggregate Transition Services Development Expenses and Commercialization Costs), plus (c) the Asset Return Payment, minus (d) the Allocable Legal Expense Share of the Legal Expenses (such result of (a) + (b) + (c) – (d), the “Total Reimbursement Payment”). For the sake of clarity, such Total Reimbursement Payment to exclude any costs of Third Party financings and those Legal Expenses incurred by Baxalta in accordance with Section 5.3 of the Original Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

2.4    Termination of Other Agreements. Except for the (a) Disclosure of Confidential Information to Third Parties letter agreement dated September 27, 2016 (the “September 2016 Disclosure of Confidential Information Letter Agreement”) and (b) legal activities letter agreement dated December 15, 2016 (the “Legal Activities Letter Agreement”), the Quality Agreement and each other ancillary agreement, arrangement or understanding under or contemplated by the Original Agreement or the Quality Agreement are hereby terminated in their entirety and shall have no further force or effect, and all rights and obligations of the Parties and their Affiliates thereunder shall cease and terminate.

ARTICLE 3
PAYMENTS; ASSIGNMENT
3.1    Asset Return Payment. In order to fund Baxalta’s (a) Allocable Legal Expense Share of the Legal Expenses and (b) the Development and Commercialization activities, in each case of (a) and (b), the costs for which would have been incurred by Baxalta under the Original Agreement for the period beginning on the Effective Date and ending on the Original Termination Date, Baxalta shall pay to Momenta a one-time cash payment in the amount of fifty one million two hundred thousand dollars ($51,200,000.00) (the “Asset Return Payment”) within ten (10) business days after the Effective Date. The Asset Return Payment, together with the services provided by Baxalta pursuant to Article 4 below and any amounts set off against the Total Reimbursement Payment pursuant to Section 3.8 below, shall fully satisfy Baxalta’s obligations to perform Development and Commercialization activities under the Original Agreement through the Original Termination Date, and neither Baxalta nor any of its Affiliates shall have any further obligations to fund any Development, Commercialization or other activities with respect to any of the Products under the Original Agreement. During the period beginning on the Effective Date and ending on the Original Termination Date, Momenta shall use Commercially Reasonable Efforts to further Develop and Commercialize M923.
3.2    Payment Terms. The Asset Return Payment shall be made by electronic wire transfer of immediately available funds to the account, and pursuant to the instructions, set forth on Exhibit B to this Agreement.
3.3    Tax Matters. The Parties shall use all reasonable and legal efforts to minimize income tax, withholding tax, and value added tax (“VAT”) exposure on all payments made pursuant to this Agreement. All amounts payable under this Agreement are exclusive of VAT or any other sales tax or duties. The Parties are not obligated to charge VAT on any such payments as the place of supply is outside of Switzerland (in the case of payments made or received by Baxalta GmbH) or because the paying or receiving Party is neither registered nor obligated to register for VAT or any equivalent in any jurisdiction. Each Party agrees to cooperate in good faith to provide the other Party with such documents and certifications as are reasonably necessary to enable such other Party to minimize any withholding tax or VAT obligations and/or liabilities. The Parties will reasonably cooperate in providing one another with documentation of the payment of any withholding tax or VAT paid pursuant to this Section 3.3 and in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment. If either Party is required to make any deduction or withholding from payments due to the other Party, the paying Party will (i) promptly notify the receiving Party of such requirement, (ii) pay to the relevant authorities on the receiving Party’s behalf the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against the receiving Party, and (iii) promptly forward to the receiving Party an official receipt (or certified copy) or other documentation reasonably acceptable to the receiving Party evidencing such payment to such authorities.
3.4    United States Dollars. All dollar ($) amounts specified in this Agreement are U.S. Dollar amounts. All payments shall be made in U.S. Dollars.
3.5    Late Payments. If a Party does not receive payment of any sum due to it under this Agreement on or before the due date, interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment, such interest to be calculated at the average of the prime rate reported by JPMorgan Chase, New York City, each month during the period from the time any payment was due until paid in full, plus two percent (2%) per annum.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

3.6    No Set-Off. Except to the extent otherwise expressly provided under Section 3.8, no Person shall have the right to set off any amount to which a Party is entitled under this Agreement against any payment such Person is required to make under this Agreement or under any other agreement.
3.7    Assignment and Assumption of Certain Agreements. Concurrently with the execution of this Agreement, each of Momenta and Baxalta shall duly execute (or cause to be duly executed, as applicable) and deliver to the other the Assignment and Assumption Agreement in the form attached hereto as Exhibit C, pursuant to which Baxalta will assign to Momenta all of Baxalta’s (and its Affiliates’, as applicable) existing and future right, title and interest of every nature in each Assigned Agreement, and Momenta will accept and assume each Assigned Agreement, in each case as of the Effective Date, and will assume, undertake and agree to pay, perform, fulfill and discharge, from and after the Effective Date, all of Baxalta’s liabilities and obligations under each Assigned Agreement, in each case in accordance with the terms and conditions of the applicable Assigned Agreement and this Agreement. Following the Effective Date, (a) Momenta shall enforce its rights under, and, without limiting the foregoing in this Section, each Party shall otherwise cooperate with the other Party with respect to, each Assigned Agreement and (b) without limiting the foregoing in this Section (including, without limitation, clause (a)), upon the other Party’s request, a Party shall use commercially reasonable efforts to permit such other Party to communicate directly with the third-party service providers, and to cause such third-party service providers to communicate directly with such other Party, under each Assigned Agreement, in each case of clause (a) and clause (b), as is necessary or reasonably useful for each Party to perform its obligations under Article 4. Each Party hereby agrees that, if the other Party fails to satisfy any of its obligations hereunder and such failure resulted (in whole or in part) from such Party’s failure to comply with the immediately preceding sentence, the other Party shall have no liability to such Party for such failure and shall not be deemed in breach of this Agreement (including, without limitation, Article 4) as a result of such failure.
3.8    Development Expenses and Commercial Costs/Unplanned Activities. If, after the Effective Date, Momenta, acting in good faith, reasonably incurs Development Expenses or Commercialization Costs (a) as the result of an activity (i) that is required by a Regulatory Authority to be completed in order to continue the Development and Commercialization of Products and (ii) that, as of the Effective Date, was not accounted for in Baxalta’s budget for the M923 program through the Original Termination Date, and that was not accounted for in the Parties’ calculation of the Asset Return Payment amount, and (b) that, pursuant to the Original Agreement, Baxalta would have been required to incur if the Term expired on the Original Termination Date (“Unplanned Costs”), Momenta shall be entitled to set off such Unplanned Costs against the Total Reimbursement Payment due and owed to Baxalta as hereunder contemplated; provided, that in no event shall Momenta be entitled to set off Unplanned Costs (x) in excess of [***] dollars ($[***]), in the aggregate, or (y) with respect to which Momenta has not delivered to Baxalta a written report setting forth, in reasonable detail, such Unplanned Costs, including, without limitation, a reasonably-detailed description of why such Unplanned Costs satisfy clauses (a) and (b) of this Section 3.8, within fifteen (15) business days after such Unplanned Costs are incurred and, in any event, no later than the Original Termination Date. Upon Baxalta’s request, Momenta will, as promptly as practicable, provide Baxalta with supporting documentation related to Unplanned Costs. For the avoidance of doubt, Baxalta shall have no liability or other obligation with respect to Unplanned Costs, except to the extent expressly provided in this Section 3.8. Additionally, for the avoidance of doubt, any disputes among the Parties regarding any Unplanned Costs (including, without limitation, whether clauses (a) and (b) of this Section 3.8 have been satisfied) are subject to the dispute resolution procedure set forth in Section 8.10 below.

ARTICLE 4
TRANSITION SERVICES
4.1    Clinical Services. During the Clinical Transition Services Term, Baxalta shall (and, as applicable, shall cause Baxalta Innovations to), with respect to M923 and at Baxalta’s sole cost and expense, use Commercially Reasonable Efforts to (a) cause Quintiles to perform, and to monitor Quintiles’ performance of, the clinical trial activities for the Clinical Trials in accordance with the Quintiles Agreement (and, for the avoidance of doubt, no other clinical activities), and (b) perform (or cause to be performed) the drug safety monitoring activities to be performed by Baxalta as set forth on Exhibit E hereto (and, for the avoidance of doubt, no other drug safety activities).
4.2    Regulatory Services. During the Regulatory Transition Services Term, Baxalta shall, in each case with respect to M923 and at Baxalta’s sole cost and expense, use Commercially Reasonable Efforts to perform (or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

cause to be performed) the regulatory activities set forth on Exhibit F hereto (and, for the avoidance of doubt, no other regulatory activities).
4.3    Retention. Notwithstanding anything to the contrary in the Original Agreement (including, without limitation, Section 10.6(a) thereof), the Parties agree that Baxalta shall, solely to the extent reasonably necessary or useful for Baxalta to perform the services described in Section 4.1 and Section 4.2 above (as determined by Baxalta), be entitled to retain possession, ownership and control of activities, information, correspondence, agreements, documents, data, reports, records, filings, approvals, materials, rights, titles and interests related to the Development or Commercialization of M923, in each case solely to the extent, and for so long as, Baxalta reasonably expects to rely on or otherwise utilize such activities, information, correspondence, documents, data, reports, records, filings, approvals, materials, rights, titles, and interests in connection with the services described in this Article 4. Following the conclusion of the Clinical Transition Services Term or the Regulatory Transition Services Term, whichever last concludes, the applicable provisions of Section 2.2 above and Section 10.6(a) of the Original Agreement shall apply with respect to the transition of the possession, ownership and control of any activities, information, correspondence, agreements, documents, data, reports, records, filings, approvals, materials, rights, titles, and interests retained by Baxalta pursuant to this Section 4.3, in each case as if the last day of the Clinical Transition Services Term or the Regulatory Transition Services Term, as applicable, was the “Effective Date” for purposes of Section 2.2 above or the “effective date of such termination” for purposes of Section 10.6(a) of the Original Agreement, as applicable. For the sake of clarity, nothing in this Section 4.3 or Section 2.2 shall be interpreted to block Momenta’s access during the Clinical Transition Services Term and/or the Regulatory Transition Services Term to such information, correspondence, agreements, documents, data, reports, records, filings, approvals, materials, rights, titles and interests to the extent such is reasonably necessary and primarily related to the Development, manufacture or Commercialization of the Product.
4.4    Licenses.
(a)    Baxalta hereby grants to Momenta (i) a royalty-bearing (consistent with Section 10.6(c)(ii) of the Original Agreement), non-exclusive, sublicensable (subject to the prior written consent of Baxalta which consent shall not be unreasonably withheld, conditioned or delayed) license under the Baxter Intellectual Property existing as of the conclusion of the Clinical Transition Services Term or the Regulatory Transition Services Term, whichever last concludes; and (ii) an exclusive, sublicensable license under the Collaboration Intellectual Property, in each case of (i) and (ii), to make, have made, use, have used, import, have imported, sell and have sold the Product.
(b)    Notwithstanding anything to the contrary in the Original Agreement, the licenses granted to Baxalta under Section 6.1 of the Original Agreement will survive for all Momenta Intellectual Property (whether or not existing as of the Effective Date) and the licenses granted to Baxalta under Section 6.3 of the Original Agreement will survive for all Collaboration Intellectual Property (whether or not existing as of the Effective Date), in each case solely to the extent reasonably necessary or useful for Baxalta to perform the services described in Section 4.1 and Section 4.2 above (as determined by Baxalta).
4.5    Post-Termination Inquiries. During the Inquiry Period, Momenta shall be permitted to contact the Baxalta Personnel using the applicable contact information set forth on Exhibit D, in each case solely to ask questions related to the applicable Baxalta Personnel’s “Functional Area” (as set forth on Exhibit D) with respect to Baxalta’s operation of the M923 program during the applicable Inquiry Topic Period; provided, that each time Momenta so contacts a Baxalta Personnel, Momenta must first send a request to ask questions pursuant to this Section 4.5 via electronic mail to the applicable Baxalta Personnel and copy [***], Sr. Director, Alliance Management ([***]) on such electronic mail. Baxalta shall use commercially reasonable efforts to make such Baxalta Personnel available to answer such questions; provided, that in no event shall Baxalta be required to (a) make any Baxalta Personnel so available, or replace such Baxalta Personnel with another employee or contractor of Baxalta or any of its Affiliates, in each case at any time after such Baxalta Personnel is no longer employed or contracted by Baxalta or its Affiliates, (b) cause the Baxalta Personnel to spend, in the aggregate for all Baxalta Personnel, more than [***] ([***]) hours per calendar month on the services described in this Section 4.5, (c) cause any Baxalta Personnel to provide any services under this Section 4.5 (including, without limitation, providing any advice or recommendations) other than providing fact-based answers to questions regarding Baxalta’s operation of the M923 program during the applicable Inquiry Topic Period,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

or (d) cause any Baxalta Personnel to investigate the answer to any question from Momenta, other than such Baxalta Personnel seeking input from other individuals listed on Exhibit D, as reasonably determined by the applicable Baxalta Personnel, to answer the question posed by Momenta. For the sake of clarity, any interactions between the Parties regarding disclosures of Confidential Information to Third Parties as such are contemplated at Article 6, the Clinical Services or Regulatory Services as such are contemplated at Sections 4.1 and 4.2, respectively, and any post termination inquiries regarding Baxalta’s failure to provide the Deliverables, as such are contemplated at Section 2.2, shall not be counted toward the [***] ([***]) hour limit contemplated in this Section 4.5.
ARTICLE 5
REPRESENTATIONS, WARRANTIES AND COVENANTS
5.1    Representations and Warranties by Momenta. Momenta represents and warrants that, as of the Effective Date: (a) it has the full right, power and authority to enter in to this Agreement and the Assignment and Assumption Agreement and to grant any rights granted by it hereunder or thereunder; (b) to the knowledge of Momenta, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Momenta to enter into and perform its obligations under this Agreement or the Assignment and Assumption Agreement; (c) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the Assignment and Assumption Agreement and the performance of its obligations hereunder and thereunder; (d) each of this Agreement and the Assignment and Assumption Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof or thereof, as applicable; and (e) the execution and delivery of this Agreement and the Assignment and Assumption Agreement and the performance of its obligations hereunder and thereunder do not conflict with or violate any requirement of applicable Laws or regulations and do not conflict with, or constitute a default under, any contractual obligation of it.
5.2    Representations and Warranties by Baxalta. Baxalta represents and warrants that, as of the Effective Date: (a) it has the full right, power and authority to enter in to this Agreement and the Assignment and Assumption Agreement, as applicable, and to grant any rights granted by it hereunder or thereunder; (b) to the knowledge of Baxalta, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Baxalta to enter into and perform its obligations under this Agreement or the Assignment and Assumption Agreement; (c) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the Assignment and Assumption Agreement and the performance of its obligations hereunder; (d) each of this Agreement and the Assignment and Assumption Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof or thereof, as applicable; (e) the execution and delivery of this Agreement and the Assignment and Assumption Agreement and the performance of its obligations hereunder and thereunder do not conflict with or violate any requirement of applicable Laws or regulations and do not conflict with, or constitute a default under, any contractual obligation of it; (f) Baxalta and its affiliates actually incurred Development Expenses and Commercialization Costs, in the aggregate, equal to or greater than the amount set forth at Section 2.3(a); (g) the Total Reimbursement Payment does not include any Third Party financing costs, Baxalta’s Allocable Legal Expense Share of the Legal Expenses, or Legal Expenses incurred by Baxalta in accordance with Section 5.3 of the Original Agreement; and (h) to Baxalta’s Knowledge, the Asset Return Payment includes all amounts that are, as of the Effective Date, due and payable by Baxalta (or its assignee) to Third Parties under the Assigned Agreements, or will become due and payable by Baxalta (or its assignee) to Third Parties under the Assigned Agreements prior to the Original Termination Date, and in each case that will be payable by Momenta after the Effective Date.
5.3    Compliance with Laws. Each Party shall carry out its obligations under this Agreement in material compliance with all applicable Laws, including, without limitation, (a) the Food, Drug and Cosmetic Act and any applicable implementing regulations, and relevant foreign equivalents thereof; (b) GMPs; (c) all other applicable FDA guidelines and relevant guidelines of other applicable Regulatory Authorities; (d) all other applicable laws and regulations, including, without limitation, all applicable federal, national, multinational, state, provincial and local environmental, health and safety laws and regulations in effect at the time and place of manufacture of a Product; and (e) all applicable export and import control laws and regulations.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

5.4    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, WHETHER ISSUED OR PENDING.
ARTICLE 6
CONFIDENTIAL INFORMATION
6.1    Confidentiality. Except as contemplated by this Agreement or to the extent permitted under the September 2016 Disclosure of Confidential Information Letter Agreement, each Party shall hold in confidence and shall not publish or otherwise disclose and shall not use for any purpose (a) any Confidential Information of the other Party disclosed to it pursuant to the terms of this Agreement, (b) the terms of this Agreement, and (c) the transactions contemplated hereby, in each case until ten (10) years after the Effective Date.
6.2    Public Disclosure. The Parties have attached hereto as Exhibit G a mutually acceptable securities filing regarding the Parties’ execution of this Agreement (the “Securities Filing”). Except as otherwise required by Law (as reasonably determined by counsel) and except for the Securities Filing, neither Party shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior written approval of such press release or public disclosure by the other Party. Each Party shall submit any such press release or public disclosure to the other Party, and the receiving Party shall have five (5) business days from receipt to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving Party does not respond to the other Party within such five (5) business day period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by Law, including, without limitation, in a filing with the Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the non-disclosing Party’s prior review and comment. The first approval of the contents of a press release or public disclosure shall constitute permission to use such contents subsequently without submission of the press release or public disclosure to the other Party for approval.
6.3    Legally-Required Disclosures. If the receiving Party or any of its representatives is required by law, rule or regulation or by order of a court of law, administrative agency, or other governmental body to disclose any of the Confidential Information, the receiving Party will (a) promptly provide the disclosing Party with reasonable advance written notice to enable the disclosing Party the opportunity to seek, where appropriate, a protective order or to otherwise prevent or limit such legally-required disclosure, (b) use Commercially Reasonable Efforts to cooperate with the disclosing Party to obtain such protection, and (c) disclose only the legally-required portion of the Confidential Information. Any such legally-required disclosure will not relieve the receiving Party from its obligations under this Agreement to otherwise limit the disclosure and use of such information as Confidential Information.
6.4    Confidential Terms. Except as expressly provided herein, each Party agrees not to disclose any terms of this Agreement to any Third Party without the consent of the other Party; provided, however, that disclosures may be made on a strict need-to-know basis to actual or prospective investors, acquirers, financing sources or licensees, or to a Party’s accountants, attorneys and other professional advisors.
6.5    Regulatory Disclosures. With respect to a Product, each of the Parties agrees to share, upon request, its relevant data from laboratory, preclinical and clinical studies conducted in support of the regulatory filings for the Development, approval and marketing of such Product with the other Party and its Affiliates and sublicensees on a royalty-free basis, provided, however, that any data so transferred shall be used by the receiving Party and its Affiliates and sublicensees solely for the purposes authorized under this Agreement. Except as set forth in the preceding sentence, if an Affiliate or sublicensee of a Party shall fail to agree to a reciprocal data sharing agreement, such Affiliate or sublicensee, as the case may be, shall not be entitled to receive the data of the other Party or its Affiliates or sublicensees. Each Party agrees to grant to the other the right to cross-reference any regulatory filing made by a Party with regard to a Product or any Regulatory Approval received by a Party with regard to a Product as the other Party believes may be useful or necessary for it to obtain approval to distribute and sell such Product, consistent with the terms of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

6.6    Prior Confidentiality Agreements. Baxalta and Momenta are parties to a Mutual Confidential Disclosure Agreement dated April 8, 2011, as amended; a Community of Interest Letter dated September 9, 2011, as amended on September 23, 2011; a Common Interest and Joint Defense Agreement, entered into on or about May 10, 2012; the Common Interest and Joint Defense Agreement with a last execution date of April 9, 2013; the September 2016 Disclosure of Confidential Information Letter Agreement; and the Original Agreement (collectively, the “Prior Confidentiality Agreements”). The following shall be considered Confidential Information hereunder, subject to the exceptions in the definition of “Confidential Information” in Article 1 of this Agreement: (a) all Confidential Information (as that term is defined in the applicable Prior Confidentiality Agreement) disclosed pursuant to the applicable Prior Confidentiality Agreement, and (b) the Position Statements (as that term is defined in the Community of Interest Letter referenced above, as amended), which, notwithstanding anything in this Agreement to the contrary, shall also remain subject to the provisions of Section 3 of such Community of Interest Letter.
ARTICLE 7
INDEMNIFICATION AND LIMITATION OF LIABILITY
7.1    Baxalta Indemnification. Baxalta agrees to defend Momenta and its Affiliates, and their respective agents, directors, officers and employees (the “Momenta Indemnitees”), at Baxalta’s cost and expense, and will indemnify and hold harmless the Momenta Indemnitees from and against any and all Third Party product liability related losses, costs, damages, fees or expenses (collectively, “Momenta Losses”) arising out of any act or omission of Baxalta, its Affiliates, sublicensees, contractors or agents in connection with the development, use, manufacture, distribution or sale of M923, including, without limitation, any actual or alleged injury, damage, death or other consequence occurring to any person claimed to result, directly or indirectly, from the possession, use or consumption of, or treatment with, M923, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made, provided that the foregoing indemnity shall not apply to the extent that any such Momenta Losses are attributable to (a) the material breach by Momenta of the Original Agreement, the Work Plan for M923 or this Agreement, or (b) the gross negligence or willful misconduct of the Momenta Indemnities. In the event of any such claim against any Momenta Indemnitee, Momenta shall promptly notify Baxalta in writing of the claim and Baxalta shall manage and control, at its sole expense, the defense of the claim and its settlement. Notwithstanding the foregoing no settlements shall be finalized without obtaining Momenta’s prior written consent, which shall not be unreasonably withheld, except that in the case of a settlement that does not require an admission or action on the part of Momenta, and does not harm Momenta or its ability to comply with its obligations hereunder or under the Original Agreement, Momenta’s consent shall not be required so long as Momenta is unconditionally released from all liability in such settlement. Momenta shall cooperate with Baxalta and may, at its option and expense, be represented in any such action or proceeding. Baxalta shall not be liable for any settlements, litigation costs or expenses incurred by Momenta Indemnitees without Baxalta’s written authorization.
7.2    Momenta Indemnification. Momenta agrees to defend Baxalta and its Affiliates, and their respective agents, directors, officers and employees (the “Baxalta Indemnitees”), at Momenta’s cost and expense, and will indemnify and hold harmless the Baxalta Indemnitees from and against any and all Third Party product liability related losses, costs, damages, fees or expenses (collectively, “Baxalta Losses”) arising out of any act or omission of Momenta, its Affiliates, sublicensees, contractors or agents in connection with the development, use, manufacture, distribution or sale of M923, including, without limitation, any actual or alleged injury, damage, death or other consequence occurring to any person claimed to result, directly or indirectly, from the possession, use or consumption of, or treatment with, M923, whether claimed by reason of breach of warranty, negligence, product defect or otherwise, and regardless of the form in which any such claim is made, provided that the foregoing indemnity shall not apply to the extent that any such Baxalta Losses are attributable to (a) the material breach by Baxalta of the Original Agreement, the Work Plan for M923 or this Agreement, or (b) the gross negligence or willful misconduct of the Baxalta Indemnitees. In the event of any such claim against any Baxalta Indemnitee, Baxalta shall promptly notify Momenta in writing of the claim and Momenta shall manage and control, at its sole expense, the defense of the claim and its settlement. Notwithstanding the foregoing no settlements shall be finalized without obtaining Baxalta’s prior written consent, which shall not be unreasonably withheld, except that in the case of a settlement that does not require an admission or action on the part of Baxalta, and does not harm Baxalta or its ability to comply with its obligations hereunder or under the Original Agreement, Baxalta’s consent shall not be required so long as Baxalta is unconditionally released from all liability in such settlement. Baxalta shall cooperate with Momenta and may, at its option and expense, be represented in any such

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

action or proceeding. Momenta shall not be liable for any settlements, litigation costs or expenses incurred by Baxalta Indemnitees without Momenta’s written authorization.
7.3    No Consequential Damages. UNLESS RESULTING FROM A PARTY’S WILLFUL MISCONDUCT OR FROM A PARTY’S BREACH OF ARTICLE 6 (CONFIDENTIAL INFORMATION), NO PARTY WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 7.3 (NO CONSEQUENTIAL DAMAGES) IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER THIS AGREEMENT.
ARTICLE 8
MISCELLANEOUS
8.1    Governing Law. This Agreement shall be governed by, interpreted and construed in accordance with the substantive Laws of the State of Delaware, without regard to conflicts of law principles.
8.2    Waiver. It is agreed that no waiver by any Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.
8.3    Assignments. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or in part, by either Party without the prior written consent of the other or pursuant to subcontracting or sublicensing arrangements expressly contemplated herein; provided, however, that either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder in connection with the transfer or sale of all or substantially all of its business or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 8.3 shall be void.
8.4    Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint ventures of the others for any purpose as a result of this Agreement or the transactions contemplated hereby.
8.5    Notices. Any notice required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and sent by certified or registered mail, return receipt requested, postage prepaid, or sent by a nationally recognized overnight courier service, or sent by hand delivery, to the representative for such Party at the address set forth below for such Party. If a Party changes its representative or address, written notice shall be given promptly to the other Party of the new representative or address. Notice shall be deemed given on the third business day after being sent in the case of delivery by mail, on the first business day after being sent in the case of delivery by overnight courier, and on the date of delivery in the case of delivery by hand. The addresses of the Parties and representatives are as follows:
If to Momenta:

Momenta Pharmaceuticals, Inc.
675 West Kendall Street
Cambridge, MA 02142
USA
Attention: President and CEO

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

with a copy to:

Momenta Pharmaceuticals, Inc.
675 West Kendall Street
Cambridge, MA 02142
USA
Attention: General Counsel

If to Baxalta:

Baxalta Incorporated
c/o Shire plc
300 Shire Way
Lexington, MA 02421
Attention: General Counsel

and

Baxalta Incorporated
c/o Shire plc
300 Shire Way
Lexington, MA 02421
Attention: Head of Corporate Legal

8.6    Force Majeure. Neither Party shall be held liable or responsible to the other nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (excluding payment obligations) to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of such Party including, without limitation, fires, earthquakes, floods, embargoes, wars, acts of war (whether war is declared or not), terrorist acts, insurrections, riots, civil commotion, and other similar causes. Performance shall be excused only to the extent of and during the reasonable continuance of such disability. Any deadline or time for performance specified in Article 4 above that falls due during or subsequent to the occurrence of any of the disabilities referred to herein shall be automatically extended for a period of time equal to the period of such disability. Each Party shall immediately notify the other if, by reason of any of the disabilities referred to herein, it is unable to meet any deadline or time for performance specified in Article 4 above. The Parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from this force majeure. If a condition constituting force majeure, as defined herein, exists for more than one-hundred eighty (180) consecutive days, either Party may terminate this Agreement.
8.7    Complete Agreement; Assignment. Except with regards to the Prior Confidentiality Agreements, the Legal Activities Letter Agreement, and except with regards to the provisions of the Original Agreement that, by the terms of the Original Agreement, survive the termination of the Original Agreement, it is understood and agreed between Momenta and Baxalta that this Agreement constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, whether written or oral, expressed or implied, shall be of no force or effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Momenta and Baxalta.
8.8    Severability. In the event that any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect without such provision. In such event, the Parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

8.9    Counterparts. This Agreement may be executed in counterparts (including by electronic transmission), each of which shall be deemed to be an original and all together shall be deemed to be one and the same agreement. Signatures provided by facsimile transmission or by electronic delivery in .pdf or similar electronic format shall be deemed to be original signatures.
8.10    Alternative Dispute Resolution. The Parties recognize that bona fide disputes may arise which relate to the Parties’ rights and obligations under this Agreement. In attempting to resolve any such disputes, the matter shall first be elevated through each Party’s respective senior management representatives (in the case of Baxalta, to the [***], which, as of the Effective Date, is (on an interim basis) [***], [***], and in the case of Momenta, to the [***], which, as of the Effective Date, is [***], [***]) for resolution. If the matter remains unresolved fifteen (15) days after referral to such senior management representatives, the matter shall be resolved by binding dispute resolution proceedings in accordance with the procedure set forth on Exhibit 12.11 to the Original Agreement.
8.11    Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
8.12    Headings; Waiver of Rule of Construction. Headings are inserted for convenience and shall not affect the meaning or interpretation of this Agreement. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement, and, accordingly, any rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.
8.13    Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into between the Parties (including, without limitation, the Original Agreement), the terms of this Agreement shall prevail.
[SIGNATURE PAGES FOLLOW]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

BAXALTA INCORPORATED

By:	/s/ Jeffrey Prowda
Name: Jeffrey Prowda Title: Assistant Secretary

BAXALTA US INC.

By:	/s/ Jeffrey Prowda
Name: Jeffrey Prowda Title: Assistant Secretary

BAXALTA GMBH

By:	s/ Paola Granati
Name: Paola Granati Title: Lead HR Business Partner HQ

By:	/s/ Yvo Aebli
Name: Yvo Aebli Title: Controller Switzerland & ECG

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

MOMENTA PHARMACEUTICALS, INC.

By:	/s/ Craig A. Wheeler
Name: Craig A. Wheeler Title: President and CEO

[END OF SIGNATURES]

[Signature Page to Asset Return and Termination Agreement]

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT A
ORIGINAL AGREEMENT

[see attached]

[Exhibit A to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT B
Wire Instructions

Bank Name:	[***]
Bank Address:	[***]
Account Name:	[***]
Account Number:	[***]
Sort code:	[***]
Swift Address:	[***]

[Exhibit B to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT C
Form of Assignment and Assumption Agreement

[see following pages]

[Exhibit C to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is made as of December 31, 2016, by and between Baxalta GmbH, a Swiss entity (“BGMBH”), Baxalta US Inc., a Delaware corporation (“BUSI”), Baxalta Innovations GmbH, an Austrian entity (“Baxalta Innovations” and, together with BGMBH and BUSI, collectively, the “Assignors”), and Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Assignee”). Capitalized terms not defined herein shall have the meanings ascribed to them in that certain Asset Return and Termination Agreement, effective as of December 31, 2016, between the Assignors and the Assignee (the “AR&T Agreement”).
WHEREAS, pursuant to the AR&T Agreement, the Assignors and the Assignee agreed to effect an early termination of that certain Development, License and Option Agreement dated as of December 22, 2011, as amended, between the Assignee, Baxter International Inc. (“BII”), Baxter Healthcare Corporation (“BHC”) and Baxter Healthcare SA (“BHSA”), which was assigned by BII, BHC and BHSA to Baxalta Incorporated, BUSI and BGMBH, respectively, on July 1, 2015, and an early return to Assignee of all rights to Momenta’s development compound referred to as “M923”, a monoclonal antibody product for which adalimumab (Humira) is the reference brand product;

WHEREAS, pursuant to Section 3.7 of the AR&T Agreement, the Assignors have agreed to assign to Assignee, and Assignee has agreed to assume from Assignors, each of the agreements set forth on Exhibit A hereto (collectively, the “Assigned Agreements”), as evidenced by this Assignment and Assumption Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby act and agree as follows:

1.    Assignment and Assumption. Effective as of the date hereof, for value received, each Assignor hereby assigns to the Assignee all of its existing and future right, title and interest of every nature in each Assigned Agreement, and the Assignee hereby accepts and assumes each Assigned Agreement and hereby assumes, undertakes and agrees to pay, perform, fulfill and discharge, from and after the date hereof, all of the Assignors’ liabilities and obligations under each Assigned Agreement, in each case in accordance with the terms and conditions of the applicable Assigned Agreement.

2.    Power of Attorney. Each Assignor appoints the Assignee, its successors and assigns, as the true and lawful attorney-in-fact of such Assignor, with full power of substitution, having full right and authority, in the name of such Assignor to collect or enforce for the account of the Assignee, liabilities and obligations of third parties under each Assigned Agreement; to institute and prosecute all proceedings that the Assignee may deem proper in order to enforce any claim to obligations owed under each Assigned Agreement, to defend and compromise any and all actions, suits or proceedings in respect of each Assigned Agreement, and to do all such acts in relation to each Assigned Agreement that the Assignee may deem advisable. Each Assignor agrees that the above-stated powers are coupled with an interest and shall be irrevocable by such Assignor.

3.    Notice of Assignment. Written notice of the assignment of the DCMSA (as defined on Exhibit A hereto) and the LSA (as defined on Exhibit A hereto) under this Assignment and Assumption Agreement shall be given by the Assignors to HGSI (as defined on Exhibit A hereto) in accordance with the terms of the Second Amendment to DCMSA (as defined on Exhibit A hereto) and the LSA (as defined on Exhibit A hereto), respectively.

4.    Further Assurances. Assignors and the Assignee, at the request of the other and without further consideration, hereby agree to execute and deliver after the date of this Assignment and Assumption Agreement such other instruments or documents and to take such additional actions as may be reasonably requested by the other party in order to effect or complete the assignment and assumption contemplated hereby.

5.    Waiver. The terms and provisions of this Assignment and Assumption Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

6.    Governing Law. This Agreement shall be governed by, interpreted and construed in accordance with the substantive Laws of the State of Delaware, without regard to conflicts of law principles.

7.    Alternative Dispute Resolution. The parties hereto recognize that bona fide disputes may arise which relate to the parties’ rights and obligations under this Assignment and Assumption Agreement. In attempting to resolve any such disputes, the matter shall first be elevated through each party’s respective senior management representatives (in the case of the Assignor, to its Head of Biosimilars, in the case of the Assignee, to its President) for resolution. If the matter remains unresolved fifteen (15) days after referral to such senior management representatives, the matter shall be resolved by binding dispute resolution proceedings in accordance with the procedure set forth on Exhibit 12.11 to the Original Agreement.

8.    Miscellaneous. This Assignment and Assumption Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) may be executed in counterparts (including by electronic transmission), each of which shall be deemed to be an original and all together shall be deemed to be one and the same agreement, and (iii) may be modified or amended only by written agreement executed by each of the parties hereto. Signatures provided by facsimile transmission or by electronic delivery in .pdf or similar electronic format shall be deemed to be original signatures.

[SIGNATURE PAGES FOLLOW]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized representatives as of the date first above written.

ASSIGNEE:

MOMENTA PHARMACEUTICALS, INC.

By:	_____________________________________
Name:	_____________________________________
Title:	_____________________________________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Assignment and Assumption Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized representatives as of the date first above written.

ASSIGNORS:

BAXALTA INNOVATIONS GMBH

By:
Name: Title:

By:
Name: Title:

BAXALTA US INC.

By:
Name: Title:

BAXALTA GMBH

By:
Name: Title:

By:
Name: Title:

[Signature Page to Assignment and Assumption Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit A
Assigned Agreements
[***]
[end of Exhibit A]

[Exhibit A to Assignment and Assumption Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT D
Baxalta Personnel

Baxalta Personnel	Function Area	Contact Information
[***]	Regulatory Lead	[***]
[***]	Commercial	[***]
[***]	External Manufacturing	[***]
[***]	Analytical	[***]
[***]	Ops	[***]
[***]	Drug Safety	[***]
[***]	GDL & Medical Affairs Lead	[***]
[***]	NPO	[***]
[***]	Legal	[***]
[***]	CMC PM	[***]
[***]	Extractable and Leachable	[***]
[***]	CMC Regulatory	[***]
[***]	CMC Regulatory Lead	[***]
[***]	Delivery Sys PM	[***]
[***]	Alliance Management	[***]
[***]	Delivery Sys	[***]
[***]	Clin Ops	[***]
[***]	PM	[***]
[***]	QPO	[***]
[***]	Commercial	[***]
[***]	QPO	[***]
[***]	Regulatory	[***]
[***]	External Quality	[***]
[***]	Drug Safety	[***]
[***]	Device Quality Engineer	[***]
[***]	Quality	[***]
[***]	Quality – Method Transfer PPD	[***]
[***]	Clinical	[***]
[***]	Clinical	[***]
[***]	Data Management	[***]
[***]	Statistics	[***]
[***]	Clinical	[***]

* * * * * * * * * *

[Exhibit D to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT E
Drug Safety Monitoring

Objective
The objective of this Exhibit E is to define each Party’s pharmacovigilance-related responsibilities with respect to the Investigational New Drug (IND) and Clinical Trials Applications (CTAs) transfers from Baxalta to Momenta for M923. This Exhibit formalizes the Parties’ respective responsibilities with regard to safety data exchange, reporting, and pharmacovigilance pursuant to applicable laws, regulations, and guidelines.

Transition Period
The Transition Period is from the point in time the M923 IND and CTAs are transferred, such specific transfer date to be as agreed to by the Parties but no later than April 17th 2017, and the last patient safety visit for ongoing M923 Clinical Trials (911401 and 911502) where the roles and responsibilities outlined below will apply. Per the clinical protocols, the last patient visit date is anticipated to be no later than 17 April 2017 (the “Transition Period”). At the end of the Transition Period, unless otherwise specified herein, all safety data exchange, reporting and pharmacovigilance activities shall be the responsibility of Momenta. For clarity, from the Effective Date of the Agreement up until the Transition Period, all roles and responsibilities for the Parties remain as covered in the Original Agreement.

Safety Database
Baxalta shall maintain the Global Safety Database for the collection and maintenance of all serious adverse events (SAEs) and pregnancy reports related to M923 under the scope of the Original Agreement and as described in the Safety Management Plans for Clinical Trials 911401 and 911502. Quintiles IMS will continue to perform services under M923 study (911401 and 911502) work orders and the Quintiles/Baxalta master agreement. For the transition of database responsibility, database migration will take place no later than May 2017 following the completion of the last patient visit in the last ongoing clinical trial (911401) . The M923 safety database containing all safety reports and data collected for the Clinical Trials will be migrated by Baxalta to Momenta or third-party vendor as specified by Momenta and as agreed by the Parties.

Safety Management Plan and Governing SOPs
By the start of the Transition Period, Baxalta and Quintiles IMS will work with Momenta to update the Safety Management Plans for the ongoing Clinical Trials (911401 and 911502) to reflect any changes for transferring responsibilities, processes, and governing SOPs from Baxalta to Momenta. Baxalta will provide the safety reports prepared pursuant to its SOPs.  Such SOPs to be in compliance with applicable laws, and specifically GCP. Baxalta will work with Momenta or Momenta’s designee to transfer the M923 program within Eudravigilance.

Case Processing
During the Transition Period, Baxalta will continue case processing activities for M923 including but not limited to data entry, narrative writing, coding, safety query generation, translation of source documents and follow up. Baxalta will work directly with Quintiles IMS for resolution of queries and follow-up of case processing, as described in the SMP for each trial. Baxalta shall also continue to perform medical review of all SAEs with verification of expectedness and causality and shall formulate the analysis of similar events for inclusion in applicable Individual Case Safety Reports (ICSRs). If needed, Baxalta will complete unbinding of expedited safety reports. Baxalta will perform reconciliation until the ending of the Transition Period where Momenta will assume responsibility.

Safety Reporting
During the Transition Period, Baxalta shall forward to Momenta at [***] for regulatory reporting purposes cases that require expedited reporting within timelines specified in the Safety Management Plan in Medwatch format for US expedited regulatory reporting and CIOMS for all ex-US expedited regulatory reporting. Exchange of all cases will be followed by an acknowledgment of receipt by Momenta and Quintiles IMS no later than one (1) business day of receipt to [***]. Reconciliation in the form of a case number listing may be performed during the Transition Period in an interval agreed to between both parties to ensure receipt of all cases by Momenta. Preparation of cover letters to regulatory authorities, ethics commissions, and investigators for notification of expedited safety reports and cross reporting of events to other active trials will occur as specified in the current Baxalta Safety Management Plan.

[Exhibit E to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Aggregate Safety Reporting
As applicable during the Transition Period, Baxalta will generate and forward to Momenta at [***] any required periodic safety reports for submission to the Regulatory Authorities.

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[Exhibit E to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT F
Regulatory Services

Module	Major Sections	Regulatory Services to be Performed by Baxalta in Accordance with Section 4.2
[***]    [***]    [***]

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[Exhibit F to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT G
Form of Securities Filing
[see attached]

[Exhibit G to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2016

Momenta Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50797	04-3561634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	2142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 491-9700

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Exhibit G to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on September 26, 2016, Momenta Pharmaceuticals, Inc. (the “Company”) received written notice (the “Termination Notice”) from Baxalta US Inc., Baxalta GmbH and Baxalta Incorporated (collectively, “Baxalta”) stating that Baxalta has exercised its right to terminate for its convenience (the “Termination”) the Development, License and Option Agreement, by and between the Company and Baxalta, dated as of December 22, 2011, as amended (the “Original Agreement”), pursuant to which the Company and Baxalta agreed to collaborate, on a world-wide basis, on the development and commercialization of M923, the Company’s biosimilar HUMIRA® (adalimumab) candidate. Under the terms of the Original Agreement, the effective date of the Termination was twelve months from the date of receipt of the Termination Notice (the “Original Effective Date”).

On December 31, 2016, the Company and Baxalta entered into an Asset Return and Termination Agreement (the “Termination Agreement”) amending certain terms of the Original Agreement relating to the termination of the Original Agreement. Under the terms of the Termination Agreement, the effective date of the Termination is December 31, 2016 (the “New Effective Date”). Baxalta is not obligated to continue to perform development, manufacturing or commercialization activities for M923 after the New Effective Date except for certain clinical and regulatory activities that are expected to be completed by April 2017 (the “Transition Services”). In order to fund the other activities that Baxalta was required to perform under the Original Agreement through the Original Effective Date, Baxalta is obligated to pay the Company a one-time cash payment of $51.2 million within 10 business days of the New Effective Date (the “Upfront Payment”). The Company is obligated to pay to Baxalta a royalty of 5% of net sales (as such term is defined in the Original Agreement) until Baxalta’s development expenses and commercialization costs (as such terms are defined in the Original Agreement) incurred through the New Effective Date, plus those incurred in providing the Transition Services and plus the Upfront Payment, are reimbursed. The licenses granted pursuant to the Original Agreement by the Company to Baxalta under the Company’s intellectual property rights relating to M923 terminate as of the New Effective Date except solely to extent reasonably necessary or useful for Baxalta to perform the Transition Services. The licenses granted by Baxalta to the Company under its intellectual property rights relating to M923 survive, and Baxalta has granted to the Company licenses under additional Baxalta intellectual property rights, if any, relating to M923 existing upon completion of the Transition Services. The Termination Agreement also assigns to the Company certain third party agreements relating to the development, manufacture, and commercialization of M923.

1.02 Termination a Material Definitive Agreement.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

[Exhibit G to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: December 31, 2016	By:	/s/ Scott M. Storer
Scott M. Storer Chief Financial Officer (Principal Financial Officer)

[Exhibit G to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXHIBIT H

Deliverables

1.	Consent to outside counsel regarding disclosing all attorney work product produced in support of the M923 program and pre-litigation preparations therefor to Momenta.

2.
Master cell banks solely related to the M923 program (notwithstanding anything to the contrary in Section 2.2 of the Agreement, the shipment thereof to Momenta or its designee to begin no later than January 31, 2017, but which may arrive after January 31, 2017)

3.	Two freezers that are solely used for the M923 program and located at [***]

4.	One freezer that is solely used for the M923 program and located at [***]

5.	One assembly jig that is solely used for the M923 program and located at [***]

6.	Two assembly jigs that are solely used for the M923 program and located at [***]

7.
All electronic records, documents, and other information in Shire-Vienna’s possession, in each case that is relevant to the M923 program and required to be delivered to Momenta pursuant to Section 10.6(a) of the Original Agreement (notwithstanding anything to the contrary in Section 2.2 of the Agreement, such records, documents, and other information to be delivered to Momenta or its designee no later than February 28, 2017)

8.
Copies of the contents of the joint collaboration SharePoint site set up and maintained by Baxalta and Momenta for the M923 program (original to be retained by Baxalta as part of the litigation hold), the delivery or transfer thereof shall be satisfied solely by Baxalta keeping the site active through February 28, 2017 to allow Momenta to download the contents

9.	Copies of the contents of the know-how database set up pursuant to Section 5.10 of the Original Agreement

10.	Samples stored at [***] for the M923 program, the delivery and transfer obligations with respect to which will be satisfied by Baxalta’s delivery of notice to [***] to transfer such samples to Momenta

11.
Inventory and equipment, in each case related solely to the M923 program, stored at Quintiles, [***], [***], or [***], or subcontractors of any of the foregoing, in each case the delivery and transfer obligations with respect to which shall be satisfied by Baxalta’s delivery of notice to each of Quintiles, [***], [***], and [***] to transfer such inventory and equipment to Momenta

12.	URLs related solely to the M923 program

13.	SmPC/PI/PPI/primary/secondary/IFU label and artwork electronic files related to the M923 program and which are to be included in the regulatory filings for the M923 program

14.	Trademark applications for each of “[***]” and “[***]”

15.	BLA modules related to the M923 program, in each case pursuant to and subject to the processes and timelines set forth in Section 4.2 of the Agreement and Exhibit F (Regulatory Services) thereto

16.
Copies of the contents of the [***]/Shire SharePoint site established for purposes of the M923 program (notwithstanding anything to the contrary in Section 2.2 of the Agreement, such copies to be delivered to Momenta

[Exhibit H to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

or its designee no later than February 28, 2017). Such copy of the contents of the SharePoint site to include a source document list and associated matching source documents.

17.	Draft of the clinical trial manuscript for the 911301 clinical trial of M923

18.	Copy of safety database for M923 clinical trials, pursuant to and subject to the processes and timelines set forth in Section 4.1 of the Agreement and Exhibit E (Drug Safety Monitoring) thereto

19.	[***] completed risk assessment and Shire risk assessment final report, in each case with respect to the [***] for M923

20.	Shire risk assessment report with respect to the [***] ([***]) for M923

21.	Documents and records held by Baxalta and its affiliates as of the Effective Date and that are reasonably necessary to compile Design History Files (DHF) for [***], [***], and [***] for M923

22.
Provide consent to Quintiles to grant Momenta access to all eTMF files controlled by Quintiles, such eTMF files to be transferred to Momenta at a date to be agreed upon by Momenta and Quintiles. Shire to provide any additional eTMF related documents under Shire control

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[Exhibit H to Asset Return and Termination Agreement]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.